UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(Rule 14a-101)

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

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VIRAGE LOGIC CORPORATION

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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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THE SEMICONDUCTOR INDUSTRY’S TRUSTED IP PARTNER THE SEMICONDUCTOR INDUSTRY’S TRUSTED IP PARTNER
Virage
Virage
Logic
Logic
Employee Meeting
Employee Meeting
6/10/2010
6/10/2010
J. Daniel McCranie
Executive Chairman

The Semiconductor World…..
The Semiconductor World…..

Modern-Day Problems
1) Cost of semiconductor capital equipment
2) Cost of product R&D at advanced nodes
3) Product Life Cycle of consumer devices

Technology Challenges
• Increased layout / architecture /
design complexity
• Increased requirements for
characterization / PVTs
• Fragility of Mixed Signal designs
Manufacturing Challenges
• Increase in critical mask layers
• Requirement for expanded metal
layers
• Explosion in stepper production
mask costs
12X
10X
8X
6X
4X
2X
0.25 0.18 0.13 90nm    65nm    45nm
Total R&D Cost Versus Technology Node
Relative to Cost at 0.25mm
Technology Node
Semiconductor Industry Challenges
Semiconductor Industry Challenges
Problem 1:  Exponential Increase in R&D Cost for Advanced Nodes
Problem 1:  Exponential Increase in R&D Cost for Advanced Nodes
© 2010 Virage Logic Corporation – COMPANY CONFIDENTIAL
$50–70M
$50–70M

1995-2005
1985-1995
> 2005
Semiconductor Industry Challenges
Semiconductor Industry Challenges
Problem 2:  Shift to Consumer Market  Transforming Product Life Cycle
Problem 2:  Shift to Consumer Market  Transforming Product Life Cycle
Market Shift to Consumer
• Currently, over 70% of all
integrated circuits are used by
consumer market
• Shortened life cycle places
premium on successful
first-pass silicon development
Product Development
Challenges
• Parallel product development
critical
• First silicon must be functional to
meet customer schedules
• Quick transition to lowered defect
density critical for successful,
profitable product
Changes in End Product Life Cycles
Shift from Industrial to Consumer End Market
© 2010 Virage Logic Corporation – COMPANY CONFIDENTIAL
$
Time

Summary of Challenges/Responses for SoC
Summary of Challenges/Responses for SoC
Industry
Industry
21
st
Century Semiconductor problem set….
…resulted in new design philosophy for the industry…
© 2010 Virage Logic Corporation – COMPANY CONFIDENTIAL
IC Industry
Commitment to I/O
Standards
Block-Based
Chip Design
Methodologies
IC Industry Move IC Industry Move
to Outside Semi to Outside Semi
Foundries Foundries
Explosion in Chip Explosion in Chip
Design Cost in Design Cost in
Advanced Nodes Advanced Nodes
Faster End
Faster End
Product Cycle
Product Cycle
Time Goals
Time Goals
Corporate Op
Corporate Op
Expense
Expense
Pressures
Pressures
…which will further expand
3
rd
party SIP  market

History of Disaggregation
History of Disaggregation
Disaggregation
Disaggregation
to Continue: IP & Design are the NEXT WAVE!
to Continue: IP & Design are the NEXT WAVE!
1970s    1980s     1990s     2000s    Now
© 2010 Virage Logic Corporation – COMPANY CONFIDENTIAL
Capital
Capital
Equipment
Equipment
EDA
EDA
Wafer Fabs
Wafer Fabs
IP / Design
IP / Design

SUMMARY
SUMMARY

You have performed extremely well these past 3+
years…driving us to >$100M Revenue run rate and
high profitability
The industry we serve is changing rapidly…in ways
that can be great for us
We need to scale quickly to take full advantage of
this generational opportunity
We are going to do just that with the VIRL/SNPS
transaction

THE SEMICONDUCTOR INDUSTRY’S TRUSTED IP PARTNER THE SEMICONDUCTOR INDUSTRY’S TRUSTED IP PARTNER Virage Virage Logic Communications Logic Communications Meeting Meeting June 10, 2010

Agenda Agenda Announcement Virage Logic Achievements Who is Synopsys? What is the strategic fit and vision? What happens next, do’s and don’ts? 2 © 2010 Virage Logic Corporation - COMPANY CONFIDENTIAL

Announcement: Synopsys to Acquire Virage
Announcement: Synopsys to Acquire Virage
Logic
Logic
• Synopsys will pay $12/share or ~$315M in Cash
• Virage Logic employees will become Synopsys employees
on the date the acquisition is complete
• Stock
• All vested Options, SSARs and RSUs will be cashed out at $12/share minus the exercise price per share
• All unvested Virage Logic Options, SSARs and RSUs will be
converted to Synopsys Options, SSARs and RSUs
• Shares to be converted at a ratio equal to the share price based on the Synopsys 10 day average prior to the closing date.  Vesting remains unchanged
© 2010 Virage Logic Corporation - COMPANY CONFIDENTIAL  Page 3

Virage
Virage
Logic’s Achievements
Logic’s Achievements
We’ve WORKED HARD to create value
• Revenue Growth
• Product Line Expansion
• Technology Excellence
• Channel Expansion
• Trusted Partner Status
• Initiatives
• Acquisitions
• Creative Deals
This is our REWARD!
© 2010 Virage Logic Corporation - COMPANY CONFIDENTIAL  Page 4
Blue Tsunami Initiative
Atom Initiative

Product Development History
Product Development History
Acceleration in Products to SoC
Acceleration in Products to SoC
Customers by Acquisition and Creation
Customers by Acquisition and Creation
© 2010 Virage Logic Corporation – COMPANY CONFIDENTIAL
Embedded
SRAM
Logic Libraries &
Embedded NVM
Interface IP
ASAP
™
Memory
STAR
™
Memory
System
NOVeA
®
ASAP
™
Logic
STAR
™
Yield
Accelerator
SiWare
™
Memory & Logic
Silicon
Aware IP
™
Memory
Development
Suite
Memory
ET&R
Suite

Product Development History
Product Development History
Acceleration in Products to SoC
Acceleration in Products to SoC
Customers by Acquisition and Creation
Customers by Acquisition and Creation
© 2010 Virage Logic Corporation – COMPANY CONFIDENTIAL

Synopsys Facts
Synopsys Facts
Company Founded: 1986
Revenue for FY 2009: $ 1.360* billion
Employees for FY 2009: Approximately 5,930**
Headquarters: 700 East Middlefield Rd.
Mountain View, California 94043-4033
More than 65 sales, support and R&D offices
worldwide in North America, Europe, Japan, the
Pacific Rim, India and Israel
© 2010 Virage Logic Corporation - COMPANY CONFIDENTIAL  Page 7
** As of 10/31/09 (Fiscal year end 2009)

© 2010 Virage Logic Corporation - COMPANY CONFIDENTIAL
Top Management -
Top Management -
Synopsys
Synopsys

Dr. Aart J. de Geus
Chairman and CEO
Dr. Chi-Foon Chan
President and
Chief Operating Officer
John Chilton
SVP Marketing,
Strategic Development
Joachim Kunkel
Senior Vice President &
General Manager,
Solutions Group

600 Virage Logic Employees + 1,200 Synopsys’ Solutions
Group Employees = STRENGTH
Combined product offerings = Product BREADTH
Memories + Logic + I/O + Interface + NVM + Analog+ Processors + NoC
Larger Demand Creation Engine = REACH
Infrastructure  –
Tools, Resources, Systems = EXECUTION
Why Are We Coming Together?
Why Are We Coming Together?

Awesome TRUSTED IP PARTNER
after combination
© 2010 Virage Logic Corporation - COMPANY CONFIDENTIAL

Virage
Virage
Logic Today
Logic Today

© 2010 Virage Logic Corporation - COMPANY CONFIDENTIAL
Security
to Silicon
Streaming
to Silicon
Storage
to Silicon
Sound  to
Silicon
Sonic
Focus
SoC and Systems Integration
Embedded SW Tools and RTOS
Firmware and Codecs (Audio, Video)
Broad-line Portfolio of SoC IP
CPU/DSP
SoC Infra
NoC
Analog Memory
Interface
Logic

Synopsys Today:
Synopsys Today:
IP, Development, Verification, Manufacturability
IP, Development, Verification, Manufacturability
Discovery
Discovery
Galaxy
Galaxy
IC Validator / StarRC
IC Validator / StarRC
Systems
Systems
Manufacturing
S.G.

DW Digital IP DW Analog/Mixed-Signal IP DW Verification IP
$123M in Revenue*
Second Largest IP
Vendor*
#1 in Interface IP*
#1 in Analog IP*
700+ IP Engineers
including 450+
Analog/Mixed-Signal
Engineers
Synopsys Interface and Analog IP Portfolio
Synopsys Interface and Analog IP Portfolio
* Source: Gartner (March 2010)

DW Digital IP DW Analog/Mixed-Signal IP DW Verification IP Winning Combination Winning Combination

What Happens Next –
What Happens Next –
Do’s
Do’s
Until the transaction is complete, it is essential
that all employees adhere to the following:
Do remember that Synopsys and Virage Logic are to remain
independent companies until stated otherwise
Do continue to compete aggressively for new business and to
retain existing customers
Do reassure customers that, between now and the transaction
closing, it is “business as usual”
Do indicate that contractual obligations of Virage Logic will be honored by Synopsys once the transaction is completed
© 2010 Virage Logic Corporation - COMPANY CONFIDENTIAL Page 14

What Happens Next –
What Happens Next –
Don’ts
Don’ts
Do not hold yourself out as a spokesperson for Synopsys’
products or services or refer customers to Synopsys’ sales force
Do not make joint sales or marketing calls with Synopsys or
coordinate with Synopsys during bid competitions unless you
would have prior to the announcement (partnering efforts)
Do not make representations to customers about the likely
impact of the proposed acquisition on existing or future product lines or services, or on current or future pricing or bids
Do not take any action to encourage a proposal by another
company to acquire Virage Logic
© 2010 Virage Logic Corporation - COMPANY CONFIDENTIAL Page 15

THE SEMICONDUCTOR INDUSTRY’S TRUSTED IP PARTNER THE SEMICONDUCTOR INDUSTRY’S TRUSTED IP PARTNER Thank You! Thank You! *

Additional Information and Where to Find It

In connection with the proposed merger of Virage Logic with Synopsys, Inc. (the “Merger”), Virage Logic intends to file with the Securities and Exchange Commission (“SEC”) a proxy statement for the stockholders of Virage Logic, and Virage Logic and Synopsys, Inc. may file other documents with the SEC regarding the proposed merger transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, VIRAGE LOGIC’S STOCKHOLDERS AND INVESTORS ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Investors and stockholders will be able to obtain, without charge, a copy of the proxy statement, as well as other relevant documents containing important information about Virage Logic and Synopsys, Inc. at the SEC’s website (http://www.sec.gov) once such documents are filed with the SEC. Virage Logic’s stockholders will also be able to obtain, without charge, a copy of the proxy statement and other relevant documents when they become available by directing a request by mail or telephone to Virage Logic Corporation, 47100 Bayside Parkway, Fremont, CA 94538, Attention: Corporate Secretary, (510) 360-8000.

Participants in the Solicitation

Information about Virage Logic’s directors and executive officers and other persons who may be participants in the solicitation of proxies from Virage Logic’s stockholders is set forth in Virage Logic’s proxy statement on Schedule 14A filed with the SEC on March 9, 2010. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed Merger will be included in the proxy statement that Virage Logic intends to file with the SEC.

Cautionary Statement Regarding Forward-Looking Statements

This document contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including the statements regarding the completion of the merger and other future events. You should not place undue reliance on these statements. Forward-looking statements speak only as of the date hereof and are based on current expectations and involve a number of assumptions, risks and uncertainties that could cause actual results to differ materially from those projected in the forward-looking statements. Statements that include the words “will,” “intend,” “plan,” “anticipate” and similar statements of a future or forward-looking nature identify forward-looking statements. Forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or will be important factors that could cause future events or our actual results to differ materially from those indicated in these statements. Virage Logic believes that these factors include, but are not limited to, the following:

•

the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement that could require Virage Logic to pay to Synopsys a termination fee of $11 million;

•	the outcome of any legal proceedings that have been or may be instituted against Virage Logic and others relating to the merger agreement;

•	the failure to obtain approval of Virage Logic’s stockholders or the failure to satisfy other conditions to completion of the merger;

•	the inability to obtain any required regulatory approvals in a timely manner, if at all;

•	the failure of the merger to close for any other reason;

•	risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the merger;

•

the effect of the announcement of the merger on Virage Logic’s business and customer relationships, operating results and business generally, including Virage Logic’s ability to retain key employees; and

•	the amount of the costs, fees, expenses and charges related to the merger.

The foregoing factors should not be construed as exhaustive and should be read together with the other cautionary statements and factors identified under the caption “Risk Factors” in Item 1A of Virage Logic’s Annual Report on Form 10-K for the year ended September 30, 2009. If one or more events related to these or other risks or uncertainties materialize, or if Virage Logic’s underlying assumptions prove to be incorrect, actual results may differ materially from what Virage Logic anticipates. Virage Logic undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable securities laws.